                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

Robert R. Fortune
     Chairman

                                                               February 14, 2003
Fellow Partner:

     Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2002.

     Our Fund earned $3.99 per share from net investment income for a share outstanding throughout 2002, compared to $3.79 per share earned in 2001. Dividend income was slightly higher than in 2001. Interest income was lower, reflecting lower rates and more cash invested in equities. Expenses declined by 7.7% from 2001 levels, principally due to the advisory fee which is tied to market value. Legal fees were higher because of new regulatory requirements.

     Long-term capital losses amounting to $2.26 per share, realized in 2002, are available for carry-over to offset future realized gains.

     After providing for the January 2003 distribution, the net asset value per partnership share at the end of 2002 was $264.29. The net asset value at September 30, 2002, the date of our last report was $248.60.

     Data on the equity markets, on certain holdings and on the performance of our Fund since inception, including comparisons to leading stock market indices appear in the accompanying Investment Adviser's Report.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                           Yours sincerely,

                                           /s/ ROBERT R. FORTUNE

                                           Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT

EQUITY MARKET REVIEW

     2002 turned out to be another dismal year for equity investors as most major stock market indices posted negative returns for a third consecutive year. But following two strongly negative quarters, the markets staged an impressive rally that propelled the S&P 500 to an 8% gain for the fourth quarter. The Dow Jones Industrial Average and NASDAQ Composite indices also finished with strong fourth quarter returns, rising 10%, and 14% respectively. The rally was in large part attributable to a sense that stocks had finally reached more reasonable valuation levels, after selling off most of the year amid concerns about a weakening economy, lackluster corporate earnings, accounting scandals, terrorism and escalating geopolitical tensions.

     The torrid pace of GDP growth set earlier in the year has slowed dramatically. Inventory rebuilding from record low levels early in the year may have accounted for much of the growth experienced in the first and second quarters. During the fourth quarter, economic data failed to shed much light on the current strength of the economy. The ISM Purchasing Managers Index dipped to below 50, just on the border between economic growth and contraction; industrial production declined and turned negative; and capacity utilization leveled off at roughly 76% (up from 74% at the beginning of the year, but still well below full capacity). On the positive side, the index of leading economic indicators ticked up and productivity continued to increase. On the consumer side of the economy, confidence rebounded during the fourth quarter, in spite of the fact that the unemployment rate climbed to roughly 6%. Consumption in general has slowed and retailers are expected to report one of the worst holiday shopping seasons in three decades. However, auto sales and the housing market remained very healthy, thanks in large part to 0% financing for cars and continued low mortgage rates. Despite low interest rates that continue to fuel refinancings and boost spending power, most economists do not hold out much hope for consumer spending to stay strong. Consumers are already borrowing and spending at record levels and to expect that to increase or even continue is irrational. The fate of the economy likely lies with corporations and the long overdue pick-up in capital expenditures. While all of this points to an uncertain economy, we believe that things are getting slightly more positive on the margin. We would forecast below-trend growth of roughly 2% for the U.S. economy as a whole.

     In our view, corporate earnings expectations for 2003 have been coming down to much more believable levels. The consensus earnings estimate for the S&P 500 for 2003 is now $52.22 -- down from a consensus of $64.25 at the beginning of 2002. This suggests overall earnings growth of roughly 10% over 2002. Given the current tepid business environment, there could be room for more earnings disappointments this year. However, we believe investors have adequately discounted this possibility. If valuation levels remain stable, that would suggest a year of modest, but positive, returns for the S&P 500.

     Within the large cap market, all of the major economic sectors managed positive returns. Reversing trends from last quarter, the strongest performing sectors were telecommunications and information technology, up 36% and 22%, respectively. As investors looked forward to a rebound, the defensive sectors in the market lagged with consumer staples up just 0.5%, utilities up 3.5% and healthcare up 4.6%. The consumer discretionary sector, which includes retailers, also lagged with a positive return of 1.8% as fears of a slow holiday shopping season kept investors from buying the group.

     For the year, there were very few, if any, places to hide in equities as stocks around the globe generally declined. The S&P 500 Index declined 22% logging its 3rd year in a row of negative returns. Major stock indices all showed poor results, with the Dow Jones Industrial Average down 15% and the NASDAQ Composite Index down an astounding 32%, taking it down to 1997 levels. All this despite an economy that is generally healthy. Economic uncertainties, poor corporate earnings performance, well documented corporate accounting scandals and fears over possible war in Iraq and terrorist strikes all combined to push equity prices lower. The worst performing sectors in the market for the year were technology, down 38%, telecom, down 36%, and utilities, down 33%. All of these sectors continued to suffer from the effects of overcapacity as a result of the bursting of the technology bubble. No sector had positive returns in 2002 but consumer staples fared the best, down 6%, followed by basic materials declining 8% and energy declining 13%.

CHESTNUT STREET EXCHANGE FUND PORTFOLIO

     During the fourth quarter, the Fund increased 6.89% versus an 8.46% increase for the S&P 500, underperforming the benchmark by 157 basis points. The positive performance contributors in the quarter were Merck, Intel, Verizon, Bank of America and 3M.

     Merck is facing the impact of generic competition on $2.4 billion of the company's sales. In addition, the stock declined when the FDA required additional safety testing of the painkiller Arcoxia -- a drug expected to compensate for part of the lost sales from patent expiration. Nevertheless on December 10th, management hosted the annual analyst meeting with an upbeat view of 2003. During the meeting they confirmed double-digit earnings growth expectations for the core pharmaceutical business. Additionally, they confirmed that five drugs are in Phase III clinical trials. Merck has an enviable record of a 100% approval rate of drugs brought through Phase III.

     Intel's stock rebounded from the selling pressure generated by a statement made by Craig Barrett, chief executive officer of Intel. Barrett said "It's probably the most dramatic recession I've seen for the last 30 years for the high technology industry." Even though the stock gave back most of the rebound gain, the size of the position generated a large dollar gain.

     Verizon rebounded from the liquidity issues concerning the company's large debt load, including the fact that rating agencies lowered the ratings on the company's debt.

     Management responded by paring jobs and capital expenses. In addition, the stock's dividend yield bolstered the stock price due to speculation that the double taxation of corporate dividends will be eliminated.

     The positive relative performance of Bank of America is due to management's proactive restructuring of the bank's portfolio and the bank's improving earnings. Management appears focused on internal performance rather than on acquisitions. 3M is also exceeding expectations as CEO James McNerney, who came from GE, is driving the company to an increasing secular growth rate. He is implementing 2,500 cost-cutting projects and reduced headcount by 6,500 workers since December 2000. Six Sigma is just starting to be implemented. Digitization will be next, to be followed by opportunistic acquisitions. Debt is falling and shares are being repurchased.

     Coca-Cola and Cigna negatively impacted the Fund in the fourth quarter. Coca-Cola shares declined 10% on October 16th when management lowered its forecast for the year because of slowing sales in Latin America. Reduced demand in Brazil, Venezuela and Argentina held sales growth in Latin America to 1% in the first nine months. Management compounded the disappointment, at the annual analyst meeting on December 13th, by announcing that they would no longer provide quarterly or annual earnings guidance. On October 25th, Cigna shares dropped 38% after the company reported third quarter earnings of $1.47 a share, much lower than the previous guidance of $1.90 to $2.05. Not only were losses in the reinsurance unit over $1 billion but also the company is dealing with higher medical costs and flaws in a computer system that was supposed to improve service and lower costs. This position has been subsequently eliminated from the portfolio through a redemption-in-kind.

     For 2002 the Fund is down -21.25% versus the S&P decrease of -22.10%, outperforming the benchmark by 85 basis points. Despite a difficult stock market environment, two positive contributors to performance were Bank of America and Wells Fargo. Reiterating the comment above, Bank of America's positive relative performance was due to solid broad-based business improvement led by management's proactive actions. Wells Fargo's stock rallied through May and managed to hold much of that gain. Despite a deteriorating mid-year outlook as higher prepayments in the mortgage-servicing portfolio were reflected in a charge to earnings, the company's low credit risk profile has resulted in its perception as a defensive large cap bank.

     General Electric, Tyco International, Johnson & Johnson and Abbott Labs negatively impacted the Fund but altogether did not equal Intel's effect. For the year, Intel's stock declined 50%. The company is the world's largest PC microprocessor manufacturer and is driven by overall PC sales worldwide. With negative PC unit sales in 2001 and flat PC sales in 2002, growth prospects for Intel have diminished. Also the costs involved in a transition to smaller line widths is concerning investors. However, new products in the mobile processor and server markets provide opportunities. The semiconductor industry is highly cyclical and currently is trying to find a bottom.

     General Electric's stock was first pressured as it was tainted by the Enron debacle. GE has made many acquisitions and has a complex financial arm, GE Capital Services. But in September, it became obvious that the company would not be able to achieve its earnings guidance due to a weak economy and a cyclical down turn in the power turbine industry. Several Wall Street analysts reduced earnings forecasts for 2003. CEO Jeff Immelt ultimately had to confirm lower earnings expectations in the ensuing months.

     Tyco International was also tainted by the Enron debacle but dubious personal actions by its CEO, Dennis Kozlowski, forced his resignation. Despite a 46% rebound in the stock from depressed levels when Motorola's chairman and chief executive, Edward Breen, was appointed CEO, the stock was still down 71% for the year. This position has been subsequently eliminated from the portfolio through a redemption-in-kind.

     Johnson & Johnson's stock declined only 9.1% in 2002, but since it is the largest position in the Fund, the dollar impact was large. The company has the lead in the drug coated stent field. However, an abnormal amount of deaths in the patient base of Eprex/Procrit (a $4.3 billion anemia drug franchise) caused European regulators to negatively modify its label, reducing future sales. Subsequently, positive events with JNJ's Cypher stent and negative developments by other companies have ensured that JNJ will take the leadership position in the drug eluting stent industry.

     Abbott Laboratories had an eventful year. The company's manufacturing facilities in Illinois failed a re-inspection by the FDA, pressuring the stock. However, on July 25th the stock reversed course and

                    INVESTMENT ADVISER'S REPORT (CONCLUDED)

rallied 12% when the drug-maker won FDA approval to keep selling Synthroid, a drug taken by about eight million people in the U.S. for thyroid disorders. But later in the year, fears over a generic Synthroid coming to market along with an FDA decree against Abbott's diagnostics segment, led to profit declines in both businesses.

                              PERFORMANCE SUMMARY

                                             CHESTNUT STREET
                                              EXCHANGE FUND     S&P 500 INDEX    DJIA INDEX
                                             ---------------    -------------    ----------
4th Quarter, 2002..........................         6.89%             8.46%         10.58%
1 Year.....................................       -21.25%           -22.10%        -14.99%
3 Years*...................................        -9.53%           -14.55%         -8.50%
5 Years*...................................        -0.91%            -0.58%          2.86%
10 Years*..................................         8.86%             9.35%         12.04%
Inception (12/29/76)
  Annualized*..............................        12.59%            12.14%         12.52%
  Cumulative...............................     2,105.35%         1,865.89%      2,049.93%

     Returns are as of December 31, 2002

     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares

January 30, 2003                  BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF NET ASSETS

                               DECEMBER 31, 2002

  SHARES                                                   VALUE
-----------                                             ------------
COMMON STOCKS--96.5%
              BASICS--4.7%
    106,123   Air Products & Chemicals, Inc. ....       $  4,536,758
     91,466   Cabot Corporation..................          2,427,508
     58,338*  Cabot Microelectronics Corp........          2,753,554
     53,382   MeadWestvaco Corp. ................          1,319,069
     29,379   Weyerhaeuser Company...............          1,445,741
                                                        ------------
                                                          12,482,630
                                                        ------------
              CAPITAL EQUIPMENT--6.0%
    131,260   Emerson Electric Company...........          6,674,571
    384,000   General Electric Co................          9,350,400
                                                        ------------
                                                          16,024,971
                                                        ------------
              CONSUMER CYCLICALS--5.3%
    204,000   Disney (Walt) Company..............          3,327,240
     68,416   Harland (John H.) Co. .............          1,514,046
     76,000   3M Co..............................          9,370,800
                                                        ------------
                                                          14,212,086
                                                        ------------
              ENERGY--3.7%
     44,280   BP plc ADR.........................          1,799,982
    155,296   Exxon Mobil Corp. .................          5,426,042
     60,432   Schlumberger, Ltd. ................          2,543,583
     11,699   Transocean, Inc. ..................            271,417
                                                        ------------
                                                          10,041,024
                                                        ------------
              FINANCIAL--20.3%
    131,790   American Express Co. ..............          4,658,776
    208,286   Bank of America Corp. .............         14,490,457
     36,084   CIGNA Corporation..................          1,483,774
     70,000   Fannie Mae.........................          4,503,100
     97,200   Wachovia Corporation...............          3,541,968
    116,352   Marsh & McLennan Companies,
                Inc. ............................          5,376,626
     50,647   Moody's Corporation................          2,091,215
    148,000   J.P. Morgan Chase & Co. ...........          3,552,000
    314,532   Wells Fargo & Co. .................         14,742,115
                                                        ------------
                                                          54,440,031
                                                        ------------

  SHARES                                                   VALUE
-----------                                             ------------
              HEALTHCARE--30.1%
    243,928   Abbott Laboratories, Inc. .........       $  9,757,120
     78,354   Baxter International, Inc. ........          2,193,912
     96,599   IMS Health, Inc. ..................          1,545,584
    758,416   Johnson & Johnson, Inc. ...........         40,734,523
    401,729   Merck & Company, Inc. .............         22,741,879
    172,000   Schering-Plough Corp. .............          3,818,400
                                                        ------------
                                                          80,791,418
                                                        ------------
              RETAIL--0.5%
     57,133   Albertson's, Inc. .................          1,271,780
                                                        ------------
              STAPLES--4.6%
    283,411   Coca Cola (The) Company............         12,419,070
                                                        ------------
              TECHNOLOGY--17.0%
        908*  Agere Systems, Inc. Class A........              1,308
     22,292*  Agere Systems, Inc. Class B........             31,209
     89,192   Hewlett-Packard Company............          1,548,373
     41,884   International Business Machines
                Corporation......................          3,246,010
  2,085,892   Intel Corp. .......................         32,477,338
     55,400*  Microsoft Corp. ...................          2,864,180
    357,354   Motorola, Incorporated.............          3,091,112
    138,212   Tyco International, Ltd. ..........          2,360,661
                                                        ------------
                                                          45,620,191
                                                        ------------
              TRANSPORTATION--2.1%
    119,796   Burlington Northern Santa Fe
                Corp. ...........................          3,115,894
     40,000   Union Pacific Corp. ...............          2,394,800
                                                        ------------
                                                           5,510,694
                                                        ------------
              UTILITIES--2.2%
    151,713   Verizon Communications, Inc. ......          5,878,879
                                                        ------------
                  Total Common Stocks
                    (Cost: $39,406,180)..........        258,692,774
                                                        ------------

                See Accompanying Notes to Financial Statements.

                      STATEMENT OF NET ASSETS (CONCLUDED)

    PAR                                                    VALUE
-----------                                             ------------
SHORT-TERM OBLIGATIONS--3.9%
$10,400,000   Federal Home Loan Mortgage Corp.
                01/02/03, 0.75%..................       $ 10,399,783
                                                        ------------
                    (Cost: $10,399,783)

TOTAL INVESTMENT IN SECURITIES
  (Cost: $49,805,963)............ 100.4%       269,092,557
Distributions payable............  (0.5%)       (1,470,331)
Other assets in excess of other
  liabilities....................   0.1%           364,477
                                  -----       ------------
NET ASSETS (Applicable to
  1,014,005 partnership shares
  outstanding)................... 100.0%      $267,986,703
                                  =====       ============
NET ASSET VALUE PER SHARE........             $     264.29
                                              ============
NET ASSETS APPLICABLE TO SHARES
  OWNED BY:
Limited partners (1,009,296
  shares)........................             $266,742,183
Managing general partners (4,709
  shares)........................                1,244,520
                                              ------------
Total net assets (1,014,005
  shares)........................             $267,986,703
                                              ============

---------------
* Non-Income Producing

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
  Dividends..............................   $  5,278,010
  Interest...............................        125,389
                                            ------------
        Total investment income..........      5,403,399
                                            ------------
Expenses
  Investment advisory fee................      1,040,211
  Managing general partners' compensation
    and officer's salary.................         90,000
  Legal..................................         65,000
  Audit..................................         28,000
  Custodian..............................         23,724
  Printing...............................         21,900
  Transfer agent.........................         13,300
  Insurance..............................          3,239
  Miscellaneous..........................          1,000
                                            ------------
      Total expenses.....................      1,286,374
                                            ------------
        Net investment income............      4,117,025
                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain from security
    transactions: distributed upon
    redemption of partnership shares.....      9,902,097

  Realized loss on sale of investment
    securities (for federal tax purposes
    net loss of $2,288,260)..............     (2,288,260)

  Unrealized appreciation of investments:
    Beginning of year......  $306,011,562
    End of year............   219,286,594
                             ------------
        Net change in unrealized
          appreciation...................    (86,724,968)
                                            ------------
        Net realized and unrealized loss
          on investments.................    (79,111,131)
                                            ------------
    Net decrease in net assets resulting
      from operations....................   $(74,994,106)
                                            ============

                      STATEMENTS OF CHANGES IN NET ASSETS
                            YEARS ENDED DECEMBER 31,

                                 2002           2001
                             ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..  $  4,117,025   $  4,049,642
    Net realized loss from
      security transactions
      (for federal income
      tax purposes net loss
      is $2,288,260 and
      $0)..................    (2,288,260)            --
    Excess of market value
      over book value of
      securities
      distributed upon
      redemption of
      partnership shares...     9,902,097     12,883,540
    Decrease in unrealized
      appreciation of
      investments..........   (86,724,968)   (37,284,735)
                             ------------   ------------
    Decrease in net assets
      resulting from
      operations...........   (74,994,106)   (20,351,553)
                             ------------   ------------
  DISTRIBUTIONS TO PARTNERS
    FROM:
    Net investment
      income...............    (4,122,735)    (4,043,066)
                             ------------   ------------
  CAPITAL SHARE TRANSACTIONS:
    Net asset value of
      1,144 and 993 shares
      issued in lieu of
      cash distributions...       348,519        328,478
    Cost of 44,897 and
      42,223 shares
      repurchased..........   (13,299,768)   (14,459,061)
                             ------------   ------------
    Decrease in net assets
      from capital share
      transactions.........   (12,951,249)   (14,130,583)
                             ------------   ------------
    Total decrease in net
      assets...............   (92,068,090)   (38,525,202)
  NET ASSETS:
    Beginning of year......   360,054,793    398,579,995
                             ------------   ------------
    End of year............  $267,986,703   $360,054,793
                             ============   ============

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                              FINANCIAL HIGHLIGHTS

           (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)

                                                          YEARS ENDED DECEMBER 31
                                           -----------------------------------------------------
                                             2002        2001       2000       1999       1998
                                           --------    --------   --------   --------   --------
Net Asset Value, Beginning of Year.......  $ 340.39    $ 362.68   $ 369.83   $ 347.51   $ 293.03
                                           --------    --------   --------   --------   --------
Income From Investment Operations:
  Net investment income..................      3.99        3.79       3.76       3.64       3.76
  Net gain (loss) on securities (both
    realized and unrealized).............    (76.09)     (22.30)     (7.15)     22.39      54.49
                                           --------    --------   --------   --------   --------
       Total from investment
         operations......................    (72.10)     (18.51)     (3.39)     26.03      58.25
                                           --------    --------   --------   --------   --------
Less Distributions:
  From net investment income.............     (4.00)      (3.78)     (3.76)     (3.65)     (3.77)
  From realized gains....................      0.00        0.00       0.00      (0.06)      0.00
                                           --------    --------   --------   --------   --------
       Total distributions...............     (4.00)      (3.78)     (3.76)     (3.71)     (3.77)
                                           --------    --------   --------   --------   --------
Net Asset Value, End of Year.............  $ 264.29    $ 340.39   $ 362.68   $ 369.83   $ 347.51
                                           ========    ========   ========   ========   ========
Total Return.............................    (21.25)%     (5.05)%    (0.92)%     7.52%     20.25%
Ratios/Supplemental Data:
  Net Assets, End of Year (000's)........  $267,987    $360,055   $398,580   $422,604   $409,019
  Ratios to average net assets:
    Operating expenses...................      0.41%       0.39%      0.38%      0.38%      0.38%
    Net investment income................      1.31%       1.12%      0.96%      1.00%      1.18%
  Portfolio Turnover Rate................      0.98%       0.00%      1.77%      2.48%      0.76%

                See Accompanying Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

(A) Chestnut Street Exchange Fund (the "Fund"), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Significant accounting policies are as follows: Investments are stated at value in the accompanying financial statements. Securities listed on a securities exchange are valued at the close of trading on December 31, 2002. Securities not so listed or not traded on that date are valued at the latest bid price. Short-term obligations are valued at amortized cost which approximates market value. Security transactions are accounted for on the trade date. The cost of investments sold or redeemed in kind is determined by the use of the specific identification method for both financial reporting and income tax purposes. For securities received in the Exchange at inception of the Fund in 1976, cost for financial reporting purposes is the value of the securities as used in the Exchange and for income tax purposes, the tax basis of the individual investor. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make the requisite distribution of taxable investment income and capital gains to its shareholders which will relieve it from all or substantially all federal income and excise taxes.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(B) Effective January 1,1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change results from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987, which first applied to the Fund after 1997. Commencing in 1998, the Fund will no longer distribute net long-term capital gains, but will retain the gains and pay the applicable corporate income tax rate. On the last day of the each year, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. The Fund had no net realized long-term capital gains in the year 2002.

(C) PNC Bank and BlackRock Institutional Management Corporation ("BIMC"), a majority-owned subsidiary of PNC Bank, are co-investment advisers to the Fund pursuant to an Advisory Agreement dated January 1, 1998. In June 1998, PNC Bank and BIMC restructured their operations and BlackRock Financial Management, Inc. ("BFM"), a majority-owned subsidiary of PNC Bank, assumed the rights and obligations of PNC Bank under the Advisory Agreement. The Fund pays BIMC an investment advisory fee for the services of BIMC and BFM.

    The Advisory Agreement provides for a fee at the annual rate of 4 / 10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3 / 10ths of 1% of net assets exceeding $100,000,000.

    The managing general partners each receive a fixed fee as compensation for their services. PFPC Inc., an affiliate of PNC Bank, is the Fund's transfer agent. PFPC Trust Company, a subsidiary of PFPC Inc., is the Fund's custodian.

(D) Purchases and sales of investment securities (excluding short-term obligations) were $2,989,394 and $5,911,086, respectively, for the year ended December 31, 2002.

(E) At December 31, 2002, net assets consisted of:

     Undistributed net investment income....................  $      1,018
     Net unrealized appreciation of investments (book
     basis).................................................   219,286,594
     Other capital -- paid-in or reinvested.................    48,699,091
                                                              ------------
                                                              $267,986,703
                                                              ============

(F) Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The difference applicable to the Fund's income distributions to partners is a limit of 60% deduction of Fund expenses, imposed because the Fund has less than 500 partners and does not offer shares. The 40% of expenses not available to reduce taxable dividends is available for a tax deduction as investment expense.

    Distributions during the year ended December 31, 2002 were characterized as follows for tax purposes:

    Ordinary income.............................................  $4,637,285
    Investment expense..........................................     514,550

     At December 31, 2002, the components of distributable earnings on a tax basis were as follows:

    Undistributed ordinary income
    (before tax allocation described above).....................  $      1,018
    Net unrealized appreciation of investments..................   225,866,795

     The cost of investments for federal income tax purposes at December 31, 2002 was $43,225,762. The unrealized appreciation (an excess of value over cost) was $229,667,547 and the unrealized depreciation (an excess of cost over value) was $3,800,752. The difference between book basis and tax basis of investments is attributable to the use of the individual partners' tax basis for those securities contributed to the Fund at its inception, as required by law.

     During the year 2002, the Fund realized a loss of $2,288,260 on sale of securities. This loss may be carried forward up to eight years to reduce the tax effect of future gains on sales of securities. This loss will expire in 2010.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners
of Chestnut Street Exchange Fund:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 14, 2003

     INFORMATION ON THE MANAGING GENERAL PARTNERS AND OFFICERS OF THE FUND

The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund's Statement of Additional information includes additional information about the Fund's Managing General Partners, which may be obtained from the Fund free of charge by calling 1-800-852-4750.

TERM OF OFFICE The Fund's partnership agreement provides that each Managing General Partner holds officer until the earliest of (a) the election of his successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated a bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.

INTERESTED DIRECTORS*

Richard C. Caldwell(1)
Age 58

     POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED: Managing General Partner since 1997.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: Advisory Director, PNC Florida, FSB; Advisory Director in Philadelphia and Southern New Jersey region for PNC Bank; Consultant for PNC Florida; Chairman, Florida Advisory Council; formerly President and Chief Executive Officer, PNC Bank FSB from May 1998 until July 1999; Director, JLC, Inc. since February 1996 (investment holding company); Director, DR Inc. since April 1994 (investment holding company).

     NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY FUND DIRECTOR:  1

Edward J. Roach(1)
Age: 78

     POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED: Managing General Partner since 2000, President since 2002 and Treasurer since 1981.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: Certified Public Accountant; Partner of the accounting firm of Main Hurdman until 1981; Vice Chairman of the Board, Fox Chase Cancer Center; Former Director, Biotrol USA, Inc.; President, Vice President and/or Treasurer of one other investment company advised by BIMC; Director, The Bradford Funds, Inc. until 2000.

     NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY FUND DIRECTOR:  2

INDEPENDENT DIRECTORS

Robert R. Fortune(1)
Age: 86

     POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED: Managing General Partner since 1976 and Chairman since 1994.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: Financial Consultant; Former Chairman, President and Chief Executive Officer, Associated Electric & Gas Insurance Service Limited from

     1984 to 1993; Member of the Financial Executives Institute and American Institute of Certified Public Accountants.

     NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY FUND DIRECTOR:  1

Langhorne B. Smith(1)
Age: 66

     POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED: Managing General Partner since 1997.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: President and Director, The Sandridge Corporation (private investment company); Executive Vice President and Director, Claneil Enterprises, Inc. (private investment company).

     NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY FUND DIRECTOR:  1

David R. Wilmerding, Jr.(1)
Age: 67

     POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED: Managing General Partner since 1976.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: Chairman, Wilmerding & Associate (investment advisers) since February 1989; Director, Beaver Management Corporation; Director, People First, Inc. (bank holdings company); Director, Mutual Fire Marine & Inland Insurance Co., Inc until November 2000; Trustee of one other investment company advised by BIMC or its affiliates.

     NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY FUND DIRECTOR:  44

OFFICER

Michael P. Malloy(1)
Age: 43

     POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED: Secretary since 2001.

     PRINCIPAL OCCUPATIONS DURING THE LAST 5 YEARS: Partner in the law firm of Drinker Biddle & Reath LLP, Philadelphia.

NOTES

* These Managing General Partners each may be deemed to be an "interested director" of the Fund within the meaning of the Investment Company Act of 1940. Mr. Roach is an officer of the Fund and Mr. Caldwell owns stock of an affiliate of the adviser.

(1) Each Managing General Partner and officer may be contacted by writing to the Managing General Partner, c/o The Chestnut Street Exchange Fund, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809,
    Attn: Edward J. Roach.

(2) A Fund complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. David R. Wilmerding, Jr. also serves as a Trustee to the BlackRock Funds and Mr. Roach serves as President and Treasurer of The RBB Fund, Inc.

---------------------------------------------------
---------------------------------------------------
                           MANAGING GENERAL PARTNERS

                              Richard C. Caldwell
                               Robert R. Fortune
                                Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                              INVESTMENT ADVISERS

                      BlackRock Financial Management, Inc.
                                      and
                            BlackRock Institutional
                             Management Corporation
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT

                                   PFPC Inc.
                                 P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750
                           (302) 791-2532 (Delaware)
---------------------------------------------------
---------------------------------------------------
---------------------------------------------------
---------------------------------------------------

                      [CHESTNUT STREET EXCHANGE FUND LOGO]

                                 ANNUAL REPORT
                               DECEMBER 31, 2002

                            CHESTNUT STREET EXCHANGE
                                      FUND

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 792-2555
                     Edward J. Roach, President & Treasurer
---------------------------------------------------
---------------------------------------------------